                                                                   EXHIBIT 10.45

                              READ-RITE CORPORATION

                                 FIFTH AMENDMENT
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                  This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of September 29, 1996 and entered into among Read-Rite Corporation, a Delaware corporation (the "Borrower"), the financial institutions named on the signature pages hereof (each a "Bank" and collectively, the "Banks"), CIBC Inc., as agent for the Banks (the "Agent"), and Canadian Imperial Bank of Commerce, New York Agency (the "Designated Issuer") and is made with reference to that certain Third Amended and Restated Credit Agreement dated as of December 14, 1994, subject to that certain Limited Waiver dated as of February 1, 1995, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of February 24, 1995, and as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of June 30, 1995, and as further amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of September 22, 1995, subject to that certain Limited Waiver dated as of November 8, 1995, and as further amended by that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of March 1, 1996, subject to that certain Limited Waiver dated as of June 27, 1996 (collectively, the "Credit Agree ment") among the Borrower, the Banks, the Designated Issuer and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, the Borrower and the Banks desire to amend, delete and to add certain covenants contained in the Credit Agreement as set forth below;

                  NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1      AMENDMENTS TO DEFINITIONS

                  A. Section 1.01 of the Credit Agreement is hereby amended by adding the definition of Annualized Consolidated Cash Flow as follows:


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                  "'Annualized Consolidated Cash Flow': The product of (A) four
                  (4) multiplied by (B) the sum of the following amounts for the Borrower on a consolidated basis determined in accordance with GAAP for the most recently ended fiscal quarter: (i) Consolidated Net Income plus (ii) provisions for income taxes plus (iii) Consolidated Interest Expense plus (iv) depreciation and amortization plus (v) non-cash charges (except for non-cash charges that are expected to result in cash payments)."

                  1.2      AMENDMENTS TO SECTION 6.02:  NEGATIVE COVENANTS

                  A. Section 6.02(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

         "(a)     Quick Ratio.  Permit the ratio of Consolidated Quick Assets to
Consolidated Quick Liabilities (i) on the last day of each of the fiscal quarters of the Borrower ending on or about September 30, 1996 and thereafter to be less than 0.95 to 1.00."

                  B. Section 6.02(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

         "(b)     Consolidated Tangible Net Worth. Permit Consolidated Tangible
Net Worth at any time to be less than $400,000,000 plus (i) 80% of Consolidated Net Income (but not loss) for each fiscal quarter of the Borrower commencing with the quarter beginning on or about July 1, 1996 plus (ii) 100% of the net increase in Consolidated Tangible Net Worth occurring after July 1, 1996 resulting from the issuance of equity securities of the Borrower after July 1, 1996."

                  C. Section 6.02(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

         "(c)     Leverage Ratio.  Permit the Leverage Ratio on the last day of each of the fiscal quarters of the Borrower to be greater than the correlative amount set forth below:

                  Quarter Ending                    Ratio
                  --------------                    -----
                  September 30, 1996                1.00:1.00
                  December 31, 1996                 1.05:1.00
                  March 31, 1997                    1.05:1.00
                  June 30, 1997                     1.05:1.00
                  September 30, 1997                1.00:1.00"


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                  D. Section 6.02(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

         "(d)     Consolidated Net Income.

                  (i) Permit Consolidated Net Income to be less than $0 for any two consecutive fiscal quarters beginning on or after April 1, 1997 calculated as of the last day of each fiscal quarter of the Borrower; and

                  (ii) Permit the net losses on the last day of each fiscal quarter of the Borrower to be greater than the correlative amount below:

                                                    Amount of Loss
                  Quarter Ending                    Not to Exceed
                  --------------                    -------------

                  September 30, 1996                $65,000,000
                  December 31, 1996                 $20,000,000
                  March 31, 1997                    $10,000,000"

                  E. Section 6.02(f) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (x) thereof and replacing the period at the end of clause (xi) thereof with "; and" and adding a new clause
(xii) thereto to read as follows:

         "(xii)   The indebtedness evidenced by the Term Loan Agreement dated as of June 28, 1996 among Read-Rite Corporation, as borrower and the financial institutions named therein as banks and Canadian Imperial Bank of Commerce, New York Agency, as agent, in a principal amount not in excess of $50,000,000."

                  F. Section 6.02(h)(i) of the Credit Agreement is hereby amended by inserting the phrase "and current maturities of all existing Debt of the Borrower" after the words "Revolving Loans" and before the words "by at least $100,000,000."

                  G. Section 6.02(k) of the Credit Agreement is hereby amended to read in its entirety as follows:

         "(k)     Operating Performance Ratio. Commencing the fiscal quarter beginning October 1, 1996, permit, as of the last day of each of the fiscal quarters of the Borrower, the ratio of (i) Annualized Consolidated Cash Flow as of such date to (ii) the sum of (A) the current portion of long term debt (determined for the Borrower and its consolidated Subsidiaries in accordance with GAAP) as of such date, plus (B) the aggregate Revolving Loans outstanding on such date, plus (C) the product of four


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(4) multiplied by Consolidated Interest Expense for the fiscal quarter ending on such date, to be less than 2.50 to 1.00."

              H. Section 6.02(o) of the Credit Agreement is hereby amended to read in its entirety as follows:

         "(o) [Intentionally Omitted]."


              1.3 AMENDMENTS TO EXHIBITS

              A. Exhibit C to the Credit Agreement is hereby amended in its entirety and replaced with the Exhibit C attached hereto.

                  SECTION 2.  CONDITIONS TO EFFECTIVENESS

                  This Amendment shall become effective as of September 29, 1996, only upon the satisfaction of the conditions precedent that: (a) on or before the aforementioned date, the Agent shall have received for each Bank counterparts hereof duly executed on behalf of the Borrower, the Agent, and all of the Banks, or notice of the approval of this Amendment by all of the Banks satisfactory to the Agent; (b) Borrower and each of those parties to whom Borrower has issued a Senior Note shall enter into an agreement, effective on or before the Fifth Amendment Closing Date, modifying each of the Senior Notes to provide for substantially the same terms and conditions as provided in this Amendment; (c) Borrower and each of those parties to the Term Loan Agreement dated as of June 28, 1996 shall enter into an agreement, effective on or before the Fifth Amendment Closing Date, modifying the Term Loan Agreement to provide for substantially the same terms and conditions as provided in this Amendment; and (d) Borrower shall have delivered to the Agent copies of all amendments to its by-laws dated on or after October 27, 1992. (The date of satisfaction of such conditions being referred to herein as the "Fifth Amendment Closing Date.")

                  SECTION 3.  THE BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the


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transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

              B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

              C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of the Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries or (iv) any material agreement or instrument binding on the Borrower or any of its Subsidiaries.

              D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

              E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

              F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article V of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date and except as described in a separate letter to the Banks dated September 24, 1996.

              G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


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                  SECTION 4.  MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN AGREEMENTS.

                  (i) On and after the Fifth Amendment Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Agreements to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Agreements shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Loan Agreements.

                  B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in Section 9.05 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    BORROWER:

                                    READ-RITE CORPORATION


                                    By:    /s/  John T. Kurtzweil
                                           --------------------------------
                                    Title: V.P. Finance and CFO
                                           --------------------------------


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                                     AGENT

                                     CIBC, INC., as Agent
                                     By:    /s/ James E. Anderson
                                           ---------------------------------
                                     Title: Managing Director
                                           ---------------------------------


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                                     BANKS:


                                     CIBC INC.


                                     By:    /s/  James E. Anderson
                                           ---------------------------------
                                     Title: Managing Director
                                           ---------------------------------

                                     THE FIRST NATIONAL BANK OF
                                     BOSTON


                                     By:    /s/  Lee A. Merkle
                                           ---------------------------------
                                     Title: Vice President
                                           ---------------------------------

                                     ABN AMRO BANK N.V.


                                     By:    /s/  Tom R. Wagner
                                           ---------------------------------
                                     Title: V.P. and Director
                                           ---------------------------------

                                     By:    /s/  Robert Hartinger
                                           ---------------------------------
                                     Title: S.V.P. & Managing Director
                                           ---------------------------------

                                     WELLS FARGO BANK (FORMERLY FIRST
                                     INTERSTATE BANK OF CALIFORNIA)


                                     By:   /s/  John Adams
                                           ---------------------------------
                                     Title: V.P.
                                           ---------------------------------

                                      S-3

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                                    DESIGNATED ISSUER:


                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE, NEW YORK AGENCY


                                    By:   /s/  James E. Anderson
                                       ----------------------------------
                                    Title: Senior Agent
                                          -------------------------------


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